UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ceridian Corporation

(Name of Registrant as Specified In Its Charter)

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

___________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

___________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

___________________________________________________________________________________

(5)	Total fee paid:

___________________________________________________________________________________

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

___________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:

___________________________________________________________________________________

(3)	Filing Party:

___________________________________________________________________________________

(4)	Date Filed:

___________________________________________________________________________________

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Pershing Square Capital Management, L.P., the financial advisor to Pershing Square, L.P., Pershing Square II, L.P. and Pershing Square International, Ltd., mailed a letter dated September 7, 2007 to Ceridian stockholders, a copy of which is attached as Exhibit 1 hereto, and issued a press release containing the text of the letter. The letter included a revised proxy card, a copy of which is attached as Exhibit 2 hereto.